SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 15, 1999

                  Charter Municipal Mortgage Acceptance Company
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or other Jurisdiction of Incorporation)


           1-13237                                     13-3949418
  (Commission File Number)                (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333

                                 Not Applicable
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events

        As part of the settlement of class action litigation known as Prudential Securities Inc. Limited Partnership Litigation, MDL No. 1005 relating to Charter Municipal Mortgage Acceptance Company's ("CharterMac") predecessor partnerships (the "Partnerships"), counsel for the partners of the Partnerships ("Class Counsel") had the right to petition the United States District Court for the Southern District of New York (the "Court") for additional attorney's fees in the form of CharterMac's shares of beneficial interest ("Counsel's Fee Shares") in an amount to be determined in the Court's sole discretion and based upon a percentage of the increase in value of CharterMac ("Added Value"), one year after CharterMac's formation.

        On February 18, 1999, the Court issued an Order and Stipulation of Settlement (the "Order") which stated that Class Counsel is entitled to receive 608,955 Counsel Fee Shares, representing Added Value of $7,788,536.

        In lieu of the issuance of shares, on April 15, 1999, Related Charter, LP (the "Manager"), on behalf of CharterMac, reached an agreement with Class Counsel for a cash settlement of $6,089,955 (the "Agreement"), to be paid on or before April 30, 1999. Pursuant to the Agreement, the cash settlement will be in full satisfaction of Class Counsel's entitlement under the Order, and Class Counsel will have no right now or in the future to receive any shares of CharterMac, or any other consideration of any kind, from Charter.

        CharterMac had previously reported in its Form 10-K for the fiscal year ended December 31, 1998, diluted earnings per share and cash available for distribution per share assuming that Counsel Fee Shares had been issued. The agreement will therefore have a positive impact on CharterMac's financial results on a diluted per share basis.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


(a).    Financial Statements

        Not Applicable

(b).    Pro Forma Financial Information

        Not Applicable

(c).    Exhibits

        3.1 Agreement dated as of April 15, 1999 between Charter Municipal Mortgage Acceptance Company and Melvyn I. Weiss, Esq. and Lawrence A. Sucharow, Esq., as Class Counsel Co-Chairman.

        99.1 Press Release dated April 15, 1999: Charter Municipal Mortgage Acceptance Company to Increase MBIA Credit Facility to $200 Million; Announces $6.4 Million Tax-Exempt Bond Acquisition; To Retire at a Discount an Obligation to Issue Stock to Counsel.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Charter Municipal Mortgage Acceptance Company (Registrant)



                                   BY: /s/ Stuart J. Boesky
                                       --------------------
                                       Stuart J. Boesky
                                       President
        April 29,1998